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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 5, 1999



                              AMRESCO CAPITAL TRUST
             (Exact name of Registrant as specified in its Charter)


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
             TEXAS                                      1-14029                          75-2744858
(State or other jurisdiction of                 (Commission file number)              (I.R.S. Employer
incorporation or organization)                                                     Identification Number)
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             700 North Pearl Street, Suite 2400, Dallas, Texas 75201
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 953-7700



                                 Not applicable
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

                  On August 5, 1999, AMRESCO Capital Trust and Impac Commercial Holdings, Inc. announced that they had entered into a merger agreement (the "Merger Agreement"). The press release relating to the Merger Agreement is attached as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         99.1     Press Release, dated August 5, 1999



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 1999
                                       AMRESCO CAPITAL TRUST



                                       By: /s/ THOMAS R. LEWIS II
                                           -------------------------------------
                                           Name:  Thomas R. Lewis II
                                           Title:  Vice President and Controller


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                                INDEX TO EXHIBITS



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
EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
99.1                Press Release, dated August 5, 1999
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